Document and Entity Information	3 Months Ended
Mar. 31, 2011
Document Type	6-K
Amendment Flag	false
Document Period End Date	Mar 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	Q1
Trading Symbol	TGH
Entity Registrant Name	TEXTAINER GROUP HOLDINGS LTD
Entity Central Index Key	0001413159
Current Fiscal Year End Date	--12-31

Condensed Consolidated Balance Sheets (USD $) In Thousands	Mar. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 89,970	$ 57,081
Accounts receivable, net of allowance for doubtful accounts of $8,031 and $8,653 in 2011 and 2010, respectively	67,821	63,511
Net investment in direct financing and sales-type leases	20,711	19,117
Trading containers	1,024	404
Containers held for sale	1,662	2,883
Prepaid expenses	8,669	8,603
Deferred taxes	1,896	1,895
Due from affiliates, net	10
Total current assets	191,763	153,494
Restricted cash	24,472	15,034
Containers, net of accumulated depreciation of $372,287 and $361,791 at 2011 and 2010, respectively	1,560,196	1,437,259
Net investment in direct financing and sales-type leases	76,823	72,224
Fixed assets, net of accumulated depreciation of $8,960 and $8,820 at 2011 and 2010, respectively	1,779	1,804
Intangible assets, net of accumulated amortization of $29,048 and $27,441 at 2011 and 2010, respectively	58,515	60,122
Interest rate swaps	1,742	1,320
Other assets	4,423	5,950
Total assets	1,919,713	1,747,207
Current liabilities:
Accounts payable	5,475	6,296
Accrued expenses	5,975	11,988
Container contracts payable	128,989	98,731
Deferred revenue	6,722	6,855
Due to owners, net	16,335	17,545
Bonds payable	51,500	51,500
Total current liabilities	214,996	192,915
Revolving credit facility	119,000	104,000
Secured debt facility	669,652	558,127
Bonds payable	162,738	175,570
Deferred revenue	1,413	2,994
Interest rate swaps	11,792	13,581
Income tax payable	20,936	20,821
Deferred taxes	9,966	8,632
Total liabilities	1,210,493	1,076,640
Textainer Group Holdings Limited shareholders' equity:
Common shares, $0.01 par value. Authorized 140,000,000 shares; issued and outstanding 48,865,154 and 48,318,058 at 2011 and 2010, respectively	489	483
Additional paid-in capital	191,469	181,602
Accumulated other comprehensive income (loss)	30	(52)
Retained earnings	424,924	401,849
Total Textainer Group Holdings Limited shareholders' equity	616,912	583,882
Noncontrolling interest	92,308	86,685
Total equity	709,220	670,567
Total liabilities and equity	$ 1,919,713	$ 1,747,207

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Mar. 31, 2011	Dec. 31, 2010
Accounts receivable, allowance for doubtful accounts	$ 8,031	$ 8,653
Containers, accumulated depreciation	372,287	361,791
Fixed assets, accumulated depreciation	8,960	8,820
Intangible assets, accumulated amortization	$ 29,048	$ 27,441
Common shares, par value	$ 0.01	$ 0.01
Common shares, Authorized	140,000,000	140,000,000
Common shares, issued	48,865,154	48,318,058
Common shares, outstanding	48,865,154	48,318,058

Condensed Consolidated Statements of Income (USD $) In Thousands, except Per Share data	3 Months Ended
	Mar. 31, 2011	Mar. 31, 2010
Revenues:
Lease rental income	$ 72,359	$ 49,581
Management fees	7,684	6,408
Trading container sales proceeds	4,765	4,017
Gains on sale of containers, net	6,394	9,614
Total revenues	91,202	69,620
Operating expenses:
Direct container expense	3,958	9,376
Cost of trading containers sold	4,166	3,162
Depreciation expense	18,866	12,843
Amortization expense	1,758	1,577
General and administrative expense	6,198	5,348
Short-term incentive compensation expense	959	766
Long-term incentive compensation expense	1,736	2,075
Bad debt expense (recovery), net	136	(276)
Total operating expenses	37,777	34,871
Income from operations	53,425	34,749
Other income (expense):
Interest expense	(7,523)	(2,654)
Interest income	7	8
Realized losses on interest rate swaps and caps, net	(2,642)	(2,753)
Unrealized gains (losses) on interest rate swaps, net	2,211	(1,600)
Other, net	(51)	(63)
Net other expense	(7,998)	(7,062)
Income before income tax and noncontrolling interest	45,427	27,687
Income tax expense	(2,614)	(614)
Net income	42,813	27,073
Less: Net income attributable to the noncontrolling interest	(5,623)	(2,834)
Net income attributable to Textainer Group Holdings Limited common shareholders	$ 37,190	$ 24,239
Net income attributable to Textainer Group Holdings Limited common shareholders
Basic	$ 0.76	$ 0.51
Diluted	$ 0.75	$ 0.5
Weighted average shares outstanding (in thousands):
Basic	48,660	47,966
Diluted	49,892	48,763

Condensed Consolidated Statements of Cash Flows (USD $) In Thousands	3 Months Ended
	Mar. 31, 2011	Mar. 31, 2010
Cash flows from operating activities:
Net income	$ 42,813	$ 27,073
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense	18,866	12,843
Bad debt expense (recovery), net	136	(276)
Unrealized (gains) losses on interest rate swaps, net	(2,211)	1,600
Amortization of debt issuance costs	1,750	512
Amortization of intangible assets	1,758	1,577
Amortization of acquired above-market leases	(151)	240
Amortization of deferred revenue	(1,687)	(1,813)
Amortization of unearned income on direct financing and sales-type leases	(1,920)	(1,763)
Gains on sale of containers, net	(6,394)	(9,614)
Share-based compensation expense	1,842	2,193
Changes in operating assets and liabilities	(10,862)	10,456
Total adjustments	1,127	15,955
Net cash provided by operating activities	43,940	43,028
Cash flows from investing activities:
Purchase of containers and fixed assets	(129,919)	(31,469)
Proceeds from sale of containers and fixed assets	14,706	17,389
Receipt of principal payments on direct financing and sales-type leases	7,035	6,658
Net cash used in investing activities	(108,178)	(7,422)
Cash flows from financing activities:
Proceeds from revolving credit facility	55,000	18,000
Principal payments on revolving credit facility	(40,000)
Proceeds from secured debt facility	142,500	8,000
Principal payments on secured debt facility	(31,000)	(31,500)
Principal payments on bonds payable	(12,875)	(12,875)
Increase in restricted cash	(9,438)	(7,546)
Debt issuance costs	(1,058)	(11)
Issuance of common shares upon exercise of share options	4,849	644
Excess tax benefit from share-based compensation awards	3,182
Dividends paid	(14,115)	(11,035)
Net cash provided by (used in) financing activities	97,045	(36,323)
Effect of exchange rate changes	82	(46)
Net increase (decrease) in cash and cash equivalents	32,889	(763)
Cash and cash equivalents, beginning of the year	57,081	56,819
Cash and cash equivalents, end of period	89,970	56,056
Cash paid during the period for:
Interest and realized losses on interest rate swaps and caps, net	8,301	4,986
Net Income taxes (refunded) paid	(29)	90
Supplemental disclosures of noncash investing activities:
Increase in accrued container purchases	30,258	1,351
Containers placed in direct financing and sales-type leases	$ 11,308	$ 14,092

Nature of Business	3 Months Ended
Mar. 31, 2011
Nature of Business
(1)	Nature of Business

Textainer Group Holdings Limited (“TGH”) is incorporated in Bermuda. TGH is the holding company of a group of corporations, consisting of TGH and its subsidiaries (collectively, the “Company”) involved in the purchase, management, leasing and resale of a fleet of marine cargo containers. The Company manages and provides administrative support to the affiliated and unaffiliated owners (the “Owners”) of the containers and structures and manages container leasing investment programs.

The Company conducts its business activities in three main areas: container ownership, container management and container resale (see Note 7 “Segment Information”).

Summary of Significant Accounting Policies	3 Months Ended
Mar. 31, 2011
Summary of Significant Accounting Policies
(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The Company utilizes the accrual method of accounting.

Certain information and footnote disclosure normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. The accompanying unaudited condensed consolidated interim financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2010 filed with the Securities and Exchange Commission on March 18, 2011.

In the opinion of management, the accompanying unaudited condensed consolidated financial statements contain all adjustments (consisting of only normal and recurring adjustments) necessary to present fairly the Company’s consolidated financial position as of March 31, 2011, and the Company’s consolidated results of operations for the three months ended March 31, 2011 and 2010 and the consolidated cash flows for the three months ended March 31, 2011 and 2010. These condensed consolidated financial statements are not necessarily indicative of the results of operations or cash flows that may be reported for the remainder of the fiscal year ending December 31, 2011.

(b)	Principles of Consolidation

The condensed consolidated financial statements of the Company include TGH and all of its subsidiaries. All material intercompany balances have been eliminated in consolidation.

(c)	Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents are comprised of interest-bearing deposits or money market securities with original maturities of three months or less. The Company maintains cash and cash equivalents and restricted cash (see Note 8 “Commitments and Contingencies—Restricted Cash”) with various financial institutions. These financial institutions are located in the United States, Canada, Bermuda, Singapore, the United Kingdom, the Netherlands and Malaysia. A significant portion of the Company’s cash and cash equivalents and restricted cash is maintained with a small number of banks and, accordingly, the Company is exposed to the credit risk of these counterparties in respect of the Company’s cash and cash equivalents and restricted cash. Furthermore, the deposits maintained at some of these financial institutions exceed the amount of insurance provided on the deposits. Restricted cash is excluded from cash and cash equivalents and is included in long-term assets.

(d)	Intangible Assets

Intangible assets, consisting primarily of exclusive rights to manage container fleets, are amortized over the expected life of the contracts based on forecasted income to the Company. The contract terms range from 11 to 13 years. The Company reviews its intangible assets for impairment if events and circumstances indicate that the carrying amount of the intangible assets may not be recoverable. The Company compares the carrying value of the intangible assets to expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying amount exceeds expected undiscounted cash flows, the intangible assets are reduced to their fair value.

The changes in the carrying amount of intangible assets during the three months ended March 31, 2011 are as follows:

Balance as of December 31, 2010	$60,122
Amortization of step acquisition adjustment related to lease contracts (1)	151
Amortization expense	(1,758)

Balance as of March 31, 2011	$58,515

(1)	Represents amortization of a step acquisition adjustment related to the Company’s wholly owned subsidiary, Textainer Limited (“TL”) purchase of 3,000 additional Class A shares of Textainer Marine Containers Limited (“TMCL”) on November 1, 2007. The adjustment was recorded to increase the balance of the lease contracts to an amount that equaled the fair market value of the lease contracts on the date of acquisition and the related amortization is included in lease rental income in the accompanying condensed consolidated statements of income.

The following is a schedule, by year, of future amortization of intangible assets as of March 31, 2011:

Twelve months ending March 31:
2012	$6,792
2013	7,269
2014	7,462
2015	7,477
2016 and thereafter	29,515

Total future amortization of intangible assets	$58,515

(e)	Lease Rental Income

Lease rental income arises principally from the renting of containers owned by the Company to various international shipping lines. Revenue is recorded when earned according to the terms of the container rental contracts. These contracts are typically for terms of five years or less and are generally classified as operating leases.

Under long-term lease agreements, containers are usually leased from the Company for periods of three to five years. Such leases are generally cancelable with a penalty at the end of each 12-month period. Under master lease agreements, the lessee is not committed to leasing a minimum number of containers from the Company during the lease term and may generally return the containers to the Company at any time, subject to certain restrictions in the lease agreement. Under long-term lease and master lease agreements, revenue is earned and recognized evenly over the period that the equipment is on lease. Under direct finance and sales-type leases, a container is usually leased from the Company for the remainder of the container’s useful life with a bargain purchase option at the end of the lease term. Revenue is earned and recognized on direct finance leases over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases. Under sales-type leases, a gain or loss is recognized at the inception of the leases by subtracting the book value of the containers from the estimated fair value of the containers and the remaining revenue is earned and recognized over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases.

Container leases do not include step-rent provisions or lease concessions, nor do they depend on indices or rates.

The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its lessees to make required payments. These allowances are based on management’s current assessment of the financial condition of the Company’s lessees and their ability to make their required payments. If the financial condition of the Company’s lessees were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

(f)	Containers and Fixed Assets

Capitalized container costs include the container cost payable to the manufacturer and the associated transportation costs incurred in moving the containers from the manufacturer to the containers’ first destined port. Containers that are purchased new are depreciated using the straight-line method over their estimated useful lives of 12 years to an estimated dollar residual value. Containers purchased used are depreciated based upon their remaining useful lives at the date of acquisition to an estimated dollar residual value. The Company evaluates the estimated residual values and remaining estimated useful lives on an ongoing basis. Depreciation expense may fluctuate in future periods based on fluctuations in these estimates.

Fixed assets are recorded at cost and depreciated on a straight-line basis over the estimated useful lives of the assets, ranging from three to seven years.

The Company reviews its containers and fixed assets for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. The Company compares the carrying value of the containers to the expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying value exceeds expected future undiscounted cash flows, the assets are reduced to fair value. In addition, containers identified as being available for sale are valued at the lower of carrying value or fair value, less costs to sell.

(g)	Income Taxes

The Company uses the asset and liability method to account for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded when the realization of a deferred tax asset is unlikely.

The Company also accounts for income tax positions by recognizing the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in the recognition or measurement are reflected in the period in which the change in judgment occurs. If there are findings in future regulatory examinations of the Company’s tax returns, those findings may result in additional income tax expense.

The Company records interest and penalties related to unrecognized tax benefits in income tax expense.

(h)	Maintenance and Repair Expense and Damage Protection Plan

The Company’s leases generally require the lessee to pay for any damage to the container beyond normal wear and tear at the end of the lease term. The Company offers a damage protection plan (“DPP”) to certain lessees of its containers. Under the terms of the DPP, the Company charges lessees an additional amount primarily on a daily basis and the lessees are no longer obligated for certain future repair costs for containers subject to the DPP. It is the Company’s policy to recognize these revenues as earned on a daily basis over the related term of its lease. The Company has not recognized revenue and related expense for customers who are billed at the end of the lease term under the DPP or for other lessees who do not participate in the DPP. Based on past history, there is uncertainty as to collectability of these amounts from lessees who are billed at the end of the lease term because the amounts due under the DPP are typically re-negotiated at the end of the lease term or the lease term is extended. The Company uses the direct expense method of accounting for maintenance and repairs.

(i)	Concentrations

Although substantially all of the Company’s revenue is derived from assets employed in foreign countries, virtually all of this revenue is denominated in U.S. dollars. The Company does pay some of its expenses in various foreign currencies. For the three months ended March 31, 2011 and 2010,  $1,497 (or 37.8%) and  $3,556 (or 37.9%), respectively, of the Company’s direct container expenses were paid in foreign currencies. The Company’s direct container expenses were paid in 17 different foreign currencies for the three months ended March 31, 2011 and 2010. The Company does not hedge these container expenses as there are no significant payments made in any one foreign currency.

The Company’s customers are international shipping lines, which transport goods on international trade routes. Once the containers are on hire with a lessee, the Company does not track their location. The domicile of the lessee is not indicative of where the lessee is transporting the containers. The Company’s business risk in its foreign concentrations lies with the creditworthiness of the lessees rather than the geographic location of the containers or the domicile of the lessees. Except for lease rental income from one major lessee that amounted to 11.6% and 12.5% of the Company’s lease rental income for both the three months ended March 31, 2011 and 2010, no other single lessee made up greater than 10% of the Company’s lease rental income for those periods. The same customer accounted for 14.9% and 13.5% of the Company’s accounts receivable, net as of March 31, 2011 and December 31, 2010, respectively.

(j)	Fair Value of Financial Instruments

The Company calculates the fair value of financial instruments and includes this additional information in the notes to the consolidated financial statements when the fair value is different from the book value of those financial instruments. The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable and payable, net investment in direct financing and sales-type leases, due from affiliates, net, container contracts payable, due to owners, net, debt and interest rate swaps. At March 31, 2011 and 2010, the fair value of the Company’s financial instruments approximates the related book value of such instruments except that, the fair value of net investment in direct financing and sales-type leases (including the short-term balance) was approximately  $96,642 and  $88,904 at March 31, 2011 and December 31, 2010, respectively, compared to a book value of  $97,534 and  $91,341 at March 31, 2011 and December 31, 2010, respectively, and the fair value of long-term debt (including current maturities) based on the borrowing rates available to the Company was approximately  $992,742 and  $869,596 at March 31, 2011 and December 31, 2010, respectively, compared to a book value of  $1,002,890 and  $889,197 at March 31, 2011 and December 31, 2010, respectively.

(k)	Derivative Instruments

The Company has entered into various interest rate swap and cap agreements to mitigate its exposure associated with its variable rate debt. The swap agreements involve payments by the Company to counterparties at fixed rates in return for receipts based upon variable rates indexed to the London Inter Bank Offered Rate (“LIBOR”). The differentials between the fixed and variable rate payments under these agreements are recognized in realized (losses) gains on interest rate swaps and caps, net in the condensed consolidated statement of income.

As of the balance sheet dates, none of the derivative instruments is designated by the Company for hedge accounting. The fair value of the derivative instruments is measured at each balance sheet date and the change in fair value is recorded in the condensed consolidated statements of income as unrealized gains (losses) on interest rate swaps, net.

(l)	Share Options and Restricted Share Units

The Company estimates the fair value of all employee share options awarded under its 2007 Share Incentive Plan (the “2007 Plan”) on the grant date using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company’s condensed consolidated statements of income.

The Company uses the Black-Scholes-Merton option-pricing model as a method for determining the estimated fair value for employee share option awards. The Company uses the fair market value of the Company’s common shares on the grant date, discounted for estimated dividends that will not be received by the employees during the vesting period, for determining the estimated fair value for employee restricted share units. Compensation expense for employee share awards is recognized on a straight-line basis over the vesting period of the award.

(m)	Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company’s management evaluates its estimates on an ongoing basis, including those related to the container rental equipment, intangible assets, accounts receivable, income taxes, and accruals.

These estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments regarding the carrying values of assets and liabilities. Actual results could differ from those estimates under different assumptions or conditions.

(n)	Reclassifications

Certain reclassifications of 2010 amounts have been made in order to conform with the 2011 financial statement presentation. On the Company’s condensed consolidated income statement for the three months ended March 31, 2010, gain on lost military containers, net of  $242 was reclassified as  $205 of trading container sales proceeds,  $216 of gains on sale of containers, net and  $179 of cost of trading containers sold and gains on sales-type leases, net of  $4,240 was reclassified as gains on sale of containers, net.

(o)	Net income attributable to Textainer Group Holdings Limited common shareholders per share

Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the applicable period. Diluted net income per share reflects the potential dilution that could occur if all outstanding share options were exercised for, and all outstanding restricted share units were converted into, common shares. Share options for the three months ended March 31, 2011 and 2010 of 152,693 and 218,904, respectively, were excluded from the computation of diluted net income per share because they were anti-dilutive under the treasury stock method. A reconciliation of the numerator and denominator of basic earnings per share (“EPS”) with that of diluted EPS is presented as follows:

All amounts in thousands, except Net income attributable to Textainer Group Holdings Limited common shareholders per common share

	Three Months Ended March 31,
	2011	2010
Numerator:
Net income attributable to Textainer Group Holdings Limited common shareholders—basic and diluted EPS	$37,190	$24,239
Denominator:
Weighted average common shares outstanding—basic	48,660	47,966
Dilutive share options and restricted share units	1,232	797

Weighted average common shares outstanding—diluted	49,892	48,763

Net income attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$0.76	$0.51
Diluted	$0.75	$0.50

(p)	Fair Value Measurements

The Company utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those levels:

•	Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

•

Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

•	Level 3: Unobservable inputs that reflect the reporting entity’s own assumptions.

The Company uses the exchange price notion, which is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. Therefore, the definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price).

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of March 31, 2011 and December 31, 2010:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
	(Level 1)	(Level 2)	(Level 3)
March 31, 2011
Assets
Interest rate swaps	$—	$1,742	$—

Total	$—	$1,742	$—

Liabilities
Interest rate swaps	$—	$11,792	$—

Total	$—	$11,792	$—

December 31, 2010
Assets
Interest rate swaps	$—	$1,320	$—

Total	$—	$1,320	$—

Liabilities
Interest rate swaps	$—	$13,581	$—

Total	$—	$13,581	$—

The following table summarizes the Company’s assets measured at fair value on a non-recurring basis as of March 31, 2011 and December 31, 2010:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
	(Level 1)	(Level 2)	(Level 3)
March 31, 2011
Assets
Containers held for sale (1)	$—	$187	$—

Total	$—	$187	$—

December 31, 2010
Assets
Containers held for sale (1)	$—	$376	$—

Total	$—	$376	$—

(1)	Represents the carrying value of containers included in containers held for sale in the condensed consolidated balance sheets that have been impaired to write down the value of the containers to their estimated fair value less cost to sell.

When the Company is required to write down the cost basis of its containers held for sale to fair value less cost to sell, the Company measures the fair value of its containers held for sale under a Level 2 input. The Company relies on its recent sales prices for identical or similar assets in markets, by geography, that are active. The Company records impairments to write down the value of containers held for sale to their estimated fair value less cost to sell. The Company recorded impairments during the three months ended March 31, 2011 and 2010 of  $358 and  $557, respectively, as a part of depreciation expense to write down the value of containers identified for sale to their estimated fair value less cost to sale.

The Company measures the fair value of its  $524,060 notional amount of interest rate swaps using observable (Level 2) market inputs. The valuation also reflects the credit standing of the Company and the counterparties to the interest rate swaps. The valuation technique utilized by the Company to calculate the fair value of the interest rate swaps is the income approach. This approach represents the present value of future cash flows based upon current market expectations. The Company’s interest rate swap agreements had a net fair value liability of  $10,050 and  $12,261 as of March 31, 2011 and December 31, 2010, respectively. The credit valuation adjustment (which was a reduction of  $94 in the asset and  $47 in the liability) was determined to be  $47 and  $45 as of March 31, 2011 and December 31, 2010, respectively. The change in fair value for the three months ended March 31, 2011 and 2010 of  $2,211 and  $(1,600), respectively, was recorded in the condensed consolidated statement of income as part of unrealized gains (losses) on interest rate swaps, net.

(q)	Recently Issued Accounting Pronouncements

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2009-13 Revenue Recognition (Topic 605)—Multiple-Deliverable Revenue Arrangements (“ASU 2009-13”), which formally codifies the FASB’s ratification in September 2009 of Emerging Issues Task Force (“EITF”) Issue No. 08-1, Revenue Arrangements with Multiple Deliverables. ASU 2009-13 updates the current guidance pertaining to multiple-element revenue arrangements included in the FASB’s ASC Topic 605-25 Revenue Recognition—Multiple-Element Arrangements, which originated primarily from EITF Issue No. 00-21, Revenue Arrangements with Multiple Deliverables. ASU 2009-13 is effective for annual reporting periods beginning January 1, 2011 for calendar-year entities. Accordingly, the Company adopted ASU 2009-13 on January 1, 2011, which had no effect on the Company’s consolidated financial position, results of operations or cash flows.

In July 2010, the FASB issued ASU 2020-10, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses (Topic 310) (“ASU 2010-20”). The main objective of ASU 2010-20 is to provide financial statement users with greater transparency about an entity’s allowance for credit losses and the credit quality of its financing receivables. In the aftermath of the global economic crisis, effective financial reporting has become the subject of worldwide attention, with a focus on the urgent need for improved accounting standards in a number of areas, including financial instruments. ASU 2010-20 is intended to provide additional information to assist financial statement users in assessing an entity’s credit risk exposures and evaluating the adequacy of its allowance for credit losses. Currently, a high threshold for recognition of credit impairments impedes timely recognition of losses. ASU 2010-20 became effective for interim and annual reporting periods ending on or after December 15, 2010 for disclosures as of the end of a reporting period and is effective for interim and annual reporting periods beginning on or after December 15, 2010 for disclosures about activity that occurs during a reporting period. Accordingly, the Company adopted the disclosures required by ASU 2010-20 at the end of a reporting period as of December 31, 2010 and the disclosures required by ASU 2010-20 for activity that occurs during a reporting period on January 1, 2011, which had no material effect on the Company’s consolidated financial position, results of operations or cash flows.

Transactions with Affiliates and Owners	3 Months Ended
Mar. 31, 2011
Transactions with Affiliates and Owners
(3)	Transactions with Affiliates and Owners

Amounts due from affiliates, net generally result from cash advances and the payment of affiliated companies’ administrative expenses by the Company on behalf of such affiliates. Balances are generally paid within 30 days.

Management fees, including acquisition fees and sales commissions for the three months ended March 31, 2011 and 2010 were as follows:

	Three Months Ended March 31,
	2011	2010
Fees from affiliated owners	$1,162	$1,201
Fees from unaffiliated owners	6,042	4,742

Fees from owners	7,204	5,943
Other fees	480	465

Total management fees	$7,684	$6,408

Due to owners, net represents lease rentals collected on behalf of and payable to Owners, net of direct expenses and management fees receivable. Due to owners, net at March 31, 2011 and December 31, 2010 consisted of the following:

	March 31, 2011	December 31, 2010
Affiliated owners	$1,241	$885
Unaffiliated owners	15,094	16,660

Total due to owners, net	$16,335	$17,545

Direct Financing and Sales-type Leases	3 Months Ended
Mar. 31, 2011
Direct Financing and Sales-type Leases
(4)	Direct Financing and Sales-type Leases

The Company leases containers under direct financing and sales-type leases. The Company had 55,458 and 52,485 containers under direct financing and sales-type leases as of March 31, 2011 and December 31, 2010, respectively.

The components of the net investment in direct financing and sales-type leases, which are reported in the Company’s Container ownership segment and included in accounts receivable, net in the consolidated balance sheets, as of March 31, 2011 and December 31, 2010 were as follows:

	March 31, 2011	December 31, 2010
Future minimum lease payments receivable	$111,428	$100,559
Residual value of containers on sales-type leases	9,390	9,390
Less unearned income	(23,284)	(18,608)

Net investment in direct financing and sales-type leases	$97,534	$91,341

Amounts due within one year	$20,711	$19,117
Amounts due beyond one year	76,823	72,224

Net investment in direct financing and sales-type leases	$97,534	$91,341

The Company maintains detailed credit records about its container lessees. The Company’s credit policy sets different maximum exposure limits for its container lessees. The Company uses various credit criteria to set maximum exposure limits rather than a standardized internal credit rating. Credit criteria used by the Company to set maximum exposure limits may include, but are not limited to, container lessee trade route, country, social and political climate, assessments of net worth, asset ownership, bank and trade credit references, credit bureau reports, including those from Dynamar B.V. and Lloyd’s Marine Intelligence Unit (common credit reporting agencies used in the maritime sector), operational history and financial strength. The Company monitors its container lessees’ performance and its lease exposures on an ongoing basis, and its credit management processes are aided by the long payment experience the Company has had with most of its container lessees and the Company’s broad network of long-standing relationships in the shipping industry that provide the Company current information about its container lessees.

If the aging of current billings for the Company’s direct financing and sales-type leases included in accounts receivable, net were applied to the related balances of the unbilled future minimum lease payments receivable component of the Company’s net investment in direct finance leases and sales-type leases as of March 31, 2011, the aging would be as follows:

1-30 days past due	$17,738
31-60 days past due	1,889
61-90 days past due	1,488
Greater than 90 days past due	102

Total past due	21,217
Current	90,211

Total future minimum lease payments	$111,428

The Company maintains allowances, if necessary, for doubtful accounts and estimated losses resulting from the inability of its lessees to make required payments under direct financing and sales-type leases based on, but not limited to, each lessee’s payment history, management’s current assessment of each lessee’s financial condition and the adequacy of the fair value of containers that collateralize the leases compared to the book value of the related net investment in direct financing and sales-type leases. Management does not set an internal credit score or obtain an external credit score as part of estimating the allowance as of period end. Based on management’s assessment, there was no allowance for doubtful accounts recorded related to the Company’s net investment in direct financing and sales-type leases as of March 31, 2011 or December 31, 2010 and there were no provisions or write-offs related the Company’s net investment in direct financing and sales-type leases for the three months ended March 31, 2011.

The following is a schedule by year of future minimum lease payments receivable under these direct financing and sales-type leases as of March 31, 2011:

Year ending March 31:
2012	$28,662
2013	27,705
2014	20,127
2015	17,384
2016 and thereafter	17,550

Total future minimum lease payments receivable	$111,428

Lease rental income includes income earned from direct financing and sales-type leases in the amount of  $1,907 and  $1,773 for the three months ended March 31, 2011 and 2010, respectively.

Income Taxes	3 Months Ended
Mar. 31, 2011
Income Taxes
(5)	Income Taxes

The Company’s effective income tax rates were 5.75% and 2.22% for the three months ended March 31, 2011 and 2010, respectively. In May 2009, the Company received notification from the U.S. Internal Revenue Service (the “IRS”) that the 2007 and 2008 United States tax returns for TGH’s subsidiary Textainer Equipment Management (U.S.) Limited had been selected for examination. As of March 31, 2010, the IRS had effectively completed its examination, pending final notification (which was received on May 6, 2010). As a result, the Company revised its estimate of unrecognized tax benefits by  $1,558 and recognized a tax provision reduction of  $1,558, net of correlative deduction, during the three months ended March 31, 2010.

Revolving Credit Facility, Bonds Payable and Secured Debt Facility, and Derivative Instruments	3 Months Ended
Mar. 31, 2011
Revolving Credit Facility, Bonds Payable and Secured Debt Facility, and Derivative Instruments
(6)	Revolving Credit Facility, Bonds Payable and Secured Debt Facility, and Derivative Instruments

The following represents the Company’s debt obligations as of March 31, 2011 and December 31, 2010:

	March 31, 2011	December 31, 2010
Revolving Credit Facilities, Bonds Payable and Secured Debt Facility
Revolving Credit Facility, weighted average interest at 1.29% at March 31, 2011 and December 31, 2010	$119,000	$104,000
2005-1 Bonds, interest at 0.79% at March 31, 2011 and December 31, 2010	214,238	227,070
Secured Debt Facility, weighted average interest at 3.00% and 3.01% at March 31, 2011 and December 31, 2010, respectively	669,652	558,127

Total debt obligations	$1,002,890	$889,197

Amount due within one year	$51,500	$51,500

Amounts due beyond one year	$951,390	$837,697

Revolving Credit Facility

A Company subsidiary, TL, has a credit agreement with a group of banks that provides for a revolving credit facility with an aggregate commitment amount of up to  $205,000 (which includes a  $50,000 letter of credit facility) (the “Credit Facility”). The Credit Facility provides for payments of interest only during its term beginning on its inception date through April 22, 2013 when all borrowings are due in full. Interest on the outstanding amount due under the Credit Facility at March 31, 2011 was based either on the U.S. prime rate or LIBOR plus a spread between 0.5% and 1.5%, which varies based on TGH’s leverage. Total outstanding principal under the Credit Facility was  $119,000 and  $104,000 as of March 31, 2011 and December 31, 2010, respectively. The Company had no outstanding letters of credit under the Credit Facility as of March 31, 2011 and December 31, 2010.

The Credit Facility is secured by the Company’s containers and under the terms of the Credit Facility, the total outstanding principal may not exceed the lesser of the commitment amount and a formula based on the Company’s net book value of containers and outstanding debt. The additional amount available for borrowing under the Credit Facility, as limited by the Company’s borrowing base, was  $12,072 as of March 31, 2011.

TGH acts as a guarantor of the Credit Facility. The Credit Facility contains restrictive covenants, including limitations on certain liens, indebtedness and investments. In addition, the Credit Facility contains certain restrictive financial covenants on TGH’s tangible net worth, leverage, debt service coverage and on TL’s leverage and interest coverage. The Company was in compliance with all such covenants at March 31, 2011. There is a commitment fee of 0.20% to 0.30% on the unused portion of the Credit Facility, which varies based on the leverage of TGH and is payable in arrears. In addition, there is an agent’s fee, which is payable annually in advance.

Bonds Payable and Secured Debt Facility

In 2005, one of the Company’s subsidiaries, Textainer Marine Containers Limited (“TMCL”), issued  $580,000 in variable rate amortizing bonds (the “2005-1 Bonds”) to institutional investors. The  $580,000 in 2005-1 Bonds represent fully amortizing notes payable on a straight-line basis over a scheduled payment term of 10 years, but not to exceed the maximum payment term of 15 years. Based on the outstanding principal amount at March 31, 2011 and under a 10-year amortization schedule,  $51,500 in 2005-1 Bond principal will amortize per year. Under the terms of the 2005-1 Bonds, both principal and interest incurred are payable monthly. TMCL is permitted to make voluntary prepayments of all, or a portion of, the principal balance of the 2005-1 Bonds. Ultimate payment of the 2005-1 Bonds’ principal has been insured by Ambac Assurance Corporation and the cost of this insurance coverage, which is equal to 0.275% on the outstanding principal balance of the 2005-1 Bonds, is recognized as incurred on a monthly basis. The interest rate for the outstanding principal balance of the 2005-1 Bonds equals one-month LIBOR plus 0.25%. The target final payment date and legal final payment date are May 15, 2015 and May 15, 2020, respectively.

The Company’s primary ongoing container financing requirements are funded by revolving notes issued by TMCL (the “Secured Debt Facility”). On March 15, 2011, TMCL exercised an option to increase the maximum available commitment under the Secured Debt Facility from  $750,000 to  $850,000. The additional amount available for borrowing under the Secured Debt Facility, as limited by the Company’s borrowing base, was  $138,645 as of March 31, 2011. The Secured Debt Facility provides for payments of interest only during the period from its inception until its Conversion Date (as defined in the Indenture governing the 2005-1 Bonds and the Secured Debt Facility) (currently set at June 29, 2012), with a provision for the Secured Debt Facility to amortize over a 10-year period, but not to exceed the maximum term of a 15-year period, beginning on the Conversion Date. The interest rate on the Secured Debt Facility, payable monthly in arrears, is LIBOR plus 2.75% during the revolving period prior to the Conversion Date. There is also a commitment fee on the unused portion of the Secured Debt Facility, payable in arrears, of 0.75% if total borrowings under the Secured Debt Facility equal 50% or more of the total commitment or 1.00% if total borrowings are less than 50% of the total commitment. If the Secured Debt Facility is not refinanced or renewed prior to the new Conversion Date, the interest rate would increase based on pre-agreed terms during the 10 or 15 year amortization period that follows.

Under the terms of the 2005-1 Bonds and Secured Debt Facility, the total outstanding principal of these two programs may not exceed an amount (the “Asset Base”), which is calculated by a formula based on TMCL’s book value of equipment, restricted cash and direct financing and sales-type leases. The total obligations under the 2005-1 Bonds and the Secured Debt Facility are secured by a pledge of TMCL’s assets. TMCL’s total assets amounted to  $1,498,771 as of March 31, 2011. The 2005-1 Bonds and the Secured Debt Facility also contain restrictive covenants regarding the average age of TMCL’s container fleet, certain earnings ratios, ability to incur other obligations and to distribute earnings, TGH’s container management subsidiary net income and debt levels, and overall Asset Base minimums, for which TMCL and TGH’s container management subsidiary believe that they were in compliance at March 31, 2011.

The following is a schedule by year, of future scheduled repayments, as of March 31, 2011:

	Revolving Credit Facility	2005-1 Bonds (1)	Secured Debt Facility(1)
Twelve months ending March 31:
2012	$—	$51,500	$—
2013	—	51,500	50,250
2014	119,000	51,500	67,000
2015	—	51,500	67,000
2016 and thereafter	—	8,583	485,750

	$119,000	$214,583	$670,000

(1)	Future scheduled payments for the 2005-1 Bonds and the Secured Debt Facility exclude step acquisition adjustments of $345 and $348, respectively, related to the purchase by TL of 3,000 additional shares of TMCL on November 1, 2007. The adjustments were recorded to reduce the balance of both the 2005-1 Bonds and the Secured Debt Facility to an amount that equaled the fair market value of the debt on the date of the acquisition.

The future repayments schedule for the Secured Debt Facility is based on the assumption that the facility will not be extended on its Conversion Date and will then convert into a ten-year fully amortizing note payable.

Derivative Instruments

The Company has entered into several interest rate cap and swap agreements with several banks to reduce the impact of changes in interest rates associated with its 2005-1 Bonds and Secured Debt Facility. The following is a summary of the Company’s derivative instruments as of March 31, 2011:

Derivative instruments	Notional amount
Interest rate cap contracts with several banks with fixed rates between 3.25% and 5.63% per annum, non-amortizing notional amounts, with termination dates through November 2015	$225,100
Interest rate swap contracts with several banks, with fixed rates between 0.97% and 3.96% per annum, amortizing notional amounts, with termination dates through December 2015	524,060

Total notional amount as of March 31, 2011	$749,160

During April 2011, the Company entered into an interest rate cap contract with a bank, which caps the one-month LIBOR rate at 3.23% per annum, in a non-amortizing notional amount of  $50,000 and a term from April 15, 2011 through June 15, 2011.

During May 2011, the Company entered into an interest rate cap contract with a bank, which caps the one-month LIBOR rate at 3.20% per annum, in a non-amortizing notional amount of  $70,000 and a term from May 16, 2011 through June 15, 2011.

The Company’s interest rate swap agreements had a fair value asset and liability of  $1,742 and  $11,792, respectively, as of March 31, 2011 and a fair value asset and liability of  $1,320 and  $13,581, respectively, as of December 31, 2010, which are inclusive of counterparty risk. The primary external risk of the Company’s interest rate swap agreements is the counterparty credit exposure, as defined as the ability of a counterparty to perform its financial obligations under a derivative contract. The Company monitors its counterparties’ credit ratings on an on-going basis and believes that they were in compliance with the related derivative agreements at March 31, 2011. The Company does not have any master netting arrangements with its counterparties. The Company’s fair value assets and liabilities for its interest rate swap agreements are included in interest rate swaps in the accompanying condensed consolidated balance sheets. The change in fair value was recorded in the condensed consolidated statements of income as unrealized gains (losses) on interest rate swaps, net.

Segment Information	3 Months Ended
Mar. 31, 2011
Segment Information
(7)	Segment Information

As described in Note 1 “Nature of Business”, the Company operates in three reportable segments: Container ownership, Container management and Container resale. In 2010, the Company reviewed its reportable segments and determined that its previously reported Military management segment was not materially different from its Container management segment. Accordingly, the Company reclassified balances that were previously reported in its Military management segment into its Container management segment. The following tables show segment information for the three months ended March 31, 2011 and 2010, reconciled to the Company’s income before taxes as shown in its condensed consolidated statements of income:

Three Months Ended March 31, 2011	Container Ownership	Container Management	Container Resale	Other	Eliminations	Totals
Lease rental income	$72,054	$305	$—	$—	$—	$72,359
Management fees	—	16,760	2,455	—	(11,531)	7,684
Trading container sales proceeds	—	—	4,765	—	—	4,765
Gains on sale of containers, net	6,394	—	—	—	—	6,394

Total revenue	$78,448	$17,065	$7,220	$—	$(11,531)	$91,202

Depreciation expense	$19,349	$202	$—	$—	$(685)	$18,866

Interest expense	$7,523	$—	$—	$—	$—	$7,523

Unrealized gains on interest rate swaps, net	$2,211	$—	$—	$—	$—	$2,211

Segment income before taxes	$39,803	$8,268	$1,862	$(926)	$(3,580)	$45,427

Total assets	$1,837,773	$110,080	$2,419	$8,228	$(38,787)	$1,919,713

Purchases of long-lived assets	$160,000	$177	$—	$—	$—	$160,177

Three Months Ended March 31, 2010	Container Ownership	Container Management	Container Resale	Other	Eliminations	Totals
Lease rental income	$49,161	$420	$—	$—	$—	$49,581
Management fees	—	8,970	3,012	—	(5,574)	6,408
Trading container sales proceeds	—	—	4,017	—	—	4,017
Gains on sale of containers, net	9,603	11	—	—	—	9,614

Total revenue	$58,764	$9,401	$7,029	$—	$(5,574)	$69,620

Depreciation expense	$13,162	$199	$—	$—	$(518)	$12,843

Interest expense	$2,654	$—	$—	$—	$—	$2,654

Unrealized lossess on interest rate swaps, net	$1,600	$—	$—	$—	$—	$1,600

Segment income before taxes	$24,405	$741	$2,821	$(626)	$346	$27,687

Total assets	$1,264,176	$112,120	$2,118	$4,785	$(27,663)	$1,355,536

Purchases of long-lived assets	$32,746	$74	$—	$—	$—	$32,820

General and administrative expenses are allocated to the reportable business segments based on direct overhead costs incurred by those segments. Amounts reported in the “Other” column represent activity unrelated to the active reportable business segments. Amounts reported in the “Eliminations” column represent inter-segment management fees between the Container management and Container ownership segments.

Geographic Segment Information

The Company’s container lessees use containers for their global trade utilizing many worldwide trade routes. The Company earns its revenue from international carriers when the containers are on lease. Substantially all of the Company’s leasing related revenue is denominated in U.S. dollars. Since all of the Company’s containers are used internationally, where no one container is domiciled in one particular place for a prolonged period of time, all of the Company’s long-lived assets are considered to be international with no single country of use and, therefore, it is not possible for the Company to determine an accurate breakdown of its revenue by geographic market.

Commitments and Contingencies	3 Months Ended
Mar. 31, 2011
Commitments and Contingencies
(8)	Commitments and Contingencies

(a)	Restricted Cash

Restricted interest-bearing cash accounts were established by the Company as additional collateral for outstanding borrowings under the Company’s Secured Debt Facility and 2005-1 Bonds. The total balance of these restricted cash accounts was  $24,472 and  $15,034 as of March 31, 2011 and December 31, 2010, respectively.

(b)	Container Commitments

At March 31, 2011, the Company had placed orders with manufacturers for containers to be delivered subsequent to March 31, 2011 in the total amount of  $66,775.

Share Option and Restricted Share Unit Plan	3 Months Ended
Mar. 31, 2011
Share Option and Restricted Share Unit Plan
(9)	Share Option and Restricted Share Unit Plan

As of March 31, 2011, the Company maintained one active share option and restricted share unit plan, the 2007 Plan. The 2007 Plan provides for the grant of share options, restricted shares, restricted share units, share appreciation rights and dividend equivalent rights. The 2007 Plan provides for grants of incentive share options only to the Company’s employees or employees of any parent or subsidiary of TGH. Awards other than incentive share options may be granted to the Company’s employees, directors and consultants or the employees, directors and consultants of any parent or subsidiary of TGH. Under the 2007 Plan, which was approved by the Company’s shareholders on September 4, 2007, a maximum of 3,808,371 share awards may be granted under the plan. On February 23, 2010, TGH’s board of directors approved an increase in the number of shares available for future issuance by 1,468,500, which was approved by TGH’s shareholders at the annual meeting of shareholders on May 19, 2010. At March 31, 2011, 1,838,941 shares were available for future issuance under the 2007 Plan.

Share options are granted at exercise prices equal to the fair market value of the shares on the grant date. Each employee’s options vest in increments of 25% per year beginning approximately one year after an option’s grant date. Unless terminated pursuant to certain provisions within the share option plans, including discontinuance of employment with the Company, all unexercised options expire ten years from the date of grant.

Beginning approximately one year after a restricted share unit’s grant date for each restricted share unit granted in 2007, 2008 and 2009, each employee’s restricted share units vest in increments of 15% per year for the first two years, 20% for the third year and 25% per year for the fourth and fifth year. Beginning approximately one year after a restricted share unit’s grant date for each restricted share unit granted in 2010 and thereafter, each employee’s restricted share units vest in increments of 25% per year

Share-based compensation expense for the three months ended March 31, 2011 and 2010 of  $1,842 and  $2,193, respectively, was recorded as a part of long-term incentive compensation expense in the condensed consolidated statements of income for share options and restricted share units awarded to employees under the 2007 Plan.

The following is a summary of activity in the Company’s 2007 Plan for the three months ended March 31, 2011:

	Share options (common share equivalents)	Weighted average exercise price
Balances, December 31, 2010	1,258,082	$16.51
Options granted during the period	—	$—
Options exercised during the period	(279,308)	$15.24
Options forfeited during the period	—	$—

Balances, March 31, 2011	978,774	$16.88

Options exercisable at March 31, 2011	299,295	$15.27

Options vested and expected to vest at March 31, 2011	944,019	$16.74

	Restricted share units	Weighted average grant date fair value
Balances, December 31, 2010	1,265,896	$13.90
Share units granted during the period	6,940	$28.31
Share units vested during the period	(265,584)	$12.80
Share units forfeited during the period	—	$—

Balances, March 31, 2011	1,007,252	$14.32

Share units outstanding and expected to vest at March 31, 2011	946,709	$15.24

As of March 31, 2011,  $11,767 of total compensation cost related to non-vested share option and restricted share unit awards not yet recognized is expected to be recognized over a weighted average period of 2.26 years. The aggregate intrinsic value of all options exercisable and outstanding, which represents the total pre-tax intrinsic value, based on the Company’s closing common share price of  $37.16 per share as of March 31, 2011 was  $6,553. The aggregate intrinsic value is calculated as the difference between the exercise prices of the Company’s share options that were in-the-money and the market value of the common shares that would have been issued if those share options were exercised as of March 31, 2011.

The following table summarizes information about share options exercisable and outstanding at March 31, 2011:

	Share options exercisable		Share options outstanding
	Number of shares (in thousands)	Weighted average exercise price	Number of shares (in thousands)	Weighted average exercise price
Range of per-share exercise prices:
$7.10 - $7.10	40,251	$7.10	159,671	$7.10
$14.01 - $14.01	2,592	14.01	3,456	14.01
$16.50 - $16.50	223,015	16.50	471,803	16.50
$16.97 - $16.97	33,437	16.97	191,151	16.97
$28.26 - $28.26	—	—	152,693	28.26

	299,295	$15.27	978,774	$16.88

The weighted average contractual life of share options exercisable and share options outstanding as of March 31, 2011 was 6.9 years and 7.6 years, respectively.

Comprehensive Income	3 Months Ended
Mar. 31, 2011
Comprehensive Income
(10)	Comprehensive Income

The following table provides a reconciliation of the Company’s net income to total comprehensive income attributable to Textainer Group Holdings Limited common shareholders:

	Three months ended March 31,
	2011	2010
Net income	$42,813	$27,073
Other comprehensive income (loss):
Foreign currency translation adjustments	82	(46)

Total comprehensive income	42,895	27,027
Less: comprehensive income attributable to noncontrolling interest	(5,623)	(2,834)

Total comprehensive income attributable to Textainer Group Holdings Limited common shareholders	$37,272	$24,193

Subsequent Events	3 Months Ended
Mar. 31, 2011
Subsequent Events
(11)	Subsequent Events

Dividend

On May 3, 2011, TGH’s board of directors approved and declared a quarterly cash dividend of  $0.31 per share on TGH’s issued and outstanding common shares, payable on May 23, 2011 to shareholders of record as of May 16, 2011.

Container Purchase

On May 16, 2011, the Company purchased approximately 171,000 TEU of containers that it had been managing for an institutional investor, including related accounts receivable, due from owners, net, accounts payable, net investment in direct financing leases and accrued expenses for a total purchase price equal to approximately  $174 million.